UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 12, 2018

TENNECO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 12, 2018, at the special meeting of the stockholders of Tenneco Inc. (the “Company”), the Company’s stockholders approved the Amended and Restated Tenneco Inc. 2006 Long-Term Incentive Plan (the “Plan”). The Company’s board of directors previously adopted the amendment and restatement of the Plan on May 16, 2018, subject to stockholder approval. The key modifications to the Plan were as follows:

•	an increase in the number of shares of common stock, par value $0.01, of the Company (“Common Stock”) available for issuance under the Plan to 3,000,000 as of September 12, 2018;

•

a modification to the share recycling provisions to reflect that shares granted under the Plan and shares that are subject to awards granted under the Tenneco Automotive Inc. 2002 Long-Term Incentive Plan (the “2002 Plan”) and the Tenneco Inc. 2006 Long-Term Incentive Plan, as in effect immediately prior to the May 16, 2018 (the “2006 Plan”), may be recycled, provided, however, that the maximum number of shares granted under the 2002 Plan and 2006 Plan that are available to be recycled may not exceed 1,000,000 shares in the aggregate; and

•	an update of the tax withholding limitations applicable on grants for purposes of the Internal Revenue Code of 1986, as amended.

For a description of the Plan (which reflects the increase in shares reserved under the Plan as well as other amendments to the Plan that were previously adopted by the Company’s board of directors), see section entitled “Proposal 3 — Adoption of the Amended And Restated Tenneco Inc. 2006 Long-Term Incentive Plan” of the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on August 2, 2018 (the “Proxy Statement”), which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Plan (including the amendments) was attached as Annex D to the Proxy Statement and is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On September 12, 2018, the Company held a special meeting of stockholders to consider and vote on the proposals set forth below:

1.

The proposal to adopt the amended and restated certificate of incorporation of the Company, in the form attached to the definitive proxy statement, to create a new class of non-voting common stock of the Company called “Class B Non-Voting Common Stock,” par value $0.01 (“Class B Non-Voting Common Stock”), with 25,000,000 shares authorized, and reclassify the Common Stock as “Class A Voting Common Stock,” par value $0.01 (“Class A Voting Common Stock”), was adopted based upon the following votes:

Votes for	42,259,637

Votes against	1,195,166

Abstentions	371,607

Broker non-votes	—

2.

The proposal to approve the issuance and delivery of an aggregate of 29,444,846 shares of Common Stock to American Entertainment Properties Corp. (“AEP”) in connection with the Company’s acquisition of Federal-Mogul LLC (“Federal-Mogul”), which, subject to reduction if the Company undertakes a primary offering of Common Stock prior to the closing of the transaction, will consist of (i) a number of shares of Class A Voting Common Stock equal to 9.9% of the aggregate number of shares of Class A Voting Common Stock issued and outstanding as of immediately following the closing of the transaction, and (ii) the balance in shares of Class B Non-Voting Common Stock, was approved based upon the following votes:

Votes for	42,507,460

Votes against	909,564

Abstentions	409,386

Broker non-votes	—

3.

The proposal to approve the amended and restated Tenneco Inc. 2006 Long-Term Incentive Plan, in the form attached to the definitive proxy statement, to change the number of shares available for issuance under the plan pursuant to equity awards granted thereunder to 3,000,000, which represents an increase of approximately 1,735,200 from the number of shares available for issuance under the plan prior to the amendment, was adopted based upon the following votes:

Votes for	41,246,032

Votes against	2,397,199

Abstentions	183,179

Broker non-votes	—

Each of the foregoing proposals is described in detail in the Proxy Statement. A copy of the press release announcing the voting results is attached as Exhibit 99.1.

The Company’s acquisition of Federal-Mogul is expected to close on or about October 1, 2018, subject to the satisfaction of certain closing conditions set forth in the Membership Interest Purchase Agreement, dated as of April 10, 2018, by and among the Company, Federal-Mogul, AEP and Icahn Enterprises L.P.

Forward-Looking Statements

This communication contains forward-looking statements. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this communication that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events and (ii) statements about our future business plans and strategy and other statements that describe the Company’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. These forward-looking statements are included in various sections of this communication and the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” and similar expressions (and variations thereof) are intended to identify forward-looking statements. Forward-looking statements included in this communication concern, among other things, the proposed acquisition of Federal-Mogul and related separation transactions, including the expected timing of completion of the proposed acquisition; the benefits of the proposed acquisition; the combined and separated companies’ respective plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements, including the risk that the acquisition transaction may not be completed in a timely manner or at all due to a failure to satisfy certain closing conditions, including any regulatory approval or the failure to satisfy other conditions to completion of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the outcome of any legal proceeding that may be instituted against the Company and others following the announcement of the transaction; the proposed transactions may have an adverse impact on existing arrangements with the Company or Federal-Mogul, including those related to transition, manufacturing and supply services and tax matters; the amount of the costs, fees, expenses and charges related to the transactions may be greater than expected; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the risk that the benefits of the transactions, including synergies, may not be fully realized or may take longer to realize than expected; the risk that the transactions may not advance the combined company’s business strategy; the risk that the combined company may experience difficulty integrating or separating all employees or operations; the potential diversion of the Company’s management’s attention resulting from the proposed transactions; as well as the risk factors and cautionary statements included in the Company’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the SEC. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Unless otherwise indicated, the forward-looking statements in this communication are made as of the date of this communication, and, except as required by law, the Company does not undertake any obligation, and disclaims any obligation, to publicly disclose revisions or updates to any forward-looking statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	Description of the Amended and Restated Tenneco Inc. 2006 Long-Term Incentive Plan (incorporated by reference to Proposal 3 — Adoption of the Amended And Restated Tenneco Inc. 2006 Long-Term Incentive Plan of the Proxy Statement, filed with the SEC on August 2, 2018).

10.2	Amended and Restated Tenneco Inc. 2006 Long-Term Incentive Plan (incorporated by reference to Annex D of the Proxy Statement, filed with the SEC on August 2, 2018).

99.1	Press release dated September 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: September 12, 2018	By:	/s/ Brandon B. Smith
Brandon B. Smith
Senior Vice President, General Counsel and Corporate Secretary